                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K
                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): October 18, 2001



                               BSB BANCORP, INC.
 -------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)



            Delaware                     0-17177              16-1327860
--------------------------------   ------------------   ------------------------
 (State or other jurisdiction         (Commission           (IRS Employer
       of incorporation)               File Number)       Identification No.)



               58-68 Exchange Street, Binghamton, New York 13901
                   (Address of principal executive offices)



      Registrant's telephone number, including area code: (607) 779-2525
                                                          --------------



                                Not Applicable
 -------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5.  Other Events.
         -------------

         On October 18, 2001, BSB Bancorp, Inc. ("BSB Bancorp") issued a press release describing its results of operations for the third quarter of 2001. That press release is filed as Exhibit 99.1 to this report. On October 19, 2001, BSB Bancorp held an analyst conference call during which BSB Bancorp discussed its third quarter results. The text of management's presentation for that call is filed as Exhibit 99.2 to this report.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits.

     Exhibit
     No.          Description
     ---          -----------


     99.1         Press release, dated October 18, 2001


     99.2 Text of management's presentation during analyst conference call held October 19, 2001.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               BSB BANCORP, INC.
                               -----------------
                               (Registrant)



                                        /s/ Howard W. Sharp
                                -----------------------------------------
                                Howard W. Sharp
                                President and Chief Executive Officer


Date: October 19, 2001

                                 EXHIBIT INDEX


     Exhibit
     No.          Description
     ---          -----------


     99.1         Press release, dated October 18, 2001.


     99.2 Text of management's presentation during analyst conference call held October 19, 2001